UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 6, 2017, AXIS Specialty Finance PLC, a public company limited by shares incorporated under the laws of England and Wales (“AXIS Finance”) and an indirect wholly–owned subsidiary of AXIS Capital Holdings Limited, a Bermuda exempted company (“AXIS Capital”), issued $350.0 million aggregate principal amount of its 4.000% Senior Notes due 2027 (the “Notes”), fully and unconditionally guaranteed by AXIS Capital under a Senior Indenture, dated as of March 13, 2014, among AXIS Finance, as Issuer, AXIS Capital, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Senior Indenture”). The Notes were sold pursuant to an Underwriting Agreement, dated November 29, 2017 (the “Underwriting Agreement”), with Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., as representatives of the several underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

Interest on the Notes is payable semi-annually in arrears on June 6 and December 6 of each year, commencing June 6, 2018. The Notes, unless previously redeemed, will mature on December 6, 2027. A copy of the form of Note is attached hereto as Exhibit 4.1.

Legal opinions relating to the validity of the Notes and the related guarantees are attached as Exhibits 5.1, 5.2 and 5.3 to this report.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the Registration Statement, which was filed with the Securities and Exchange Commission on November 22, 2016, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated November  29, 2017, among AXIS Capital, AXIS Finance and Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Citigroup Global Markets, Inc. and HSBC Securities (USA) Inc., as representatives of the other several underwriters named therein.

4.1	Form of 4.000% Senior Note due 2027

5.1	Opinion of Simpson Thacher & Bartlett LLP, with respect to New York State law.

5.2	Opinion of Conyers Dill & Pearman Limited, with respect to Bermuda law.

5.3	Opinion of Simpson Thacher & Bartlett LLP, with respect to English Law

23.1	Consent of Simpson Thacher & Bartlett LLP, with respect to New York State law (included as part of Exhibit 5.1).

23.2	Consent of Conyers Dill & Pearman Limited, with respect to Bermuda law (included as part of Exhibit 5.2).

23.3	Consent of Simpson Thacher & Bartlett LLP, with respect to English law (including as part of Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2017

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks

Conrad D. Brooks
General Counsel